Exhibit 10.3

CONSOLIDATED AND UPDATED TEXT OF ANNEXES

TO

THE OMA MINING PROPERTIES LEASE AGREEMENT

CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN

AND

SQM SALAR S.A. AND OTHERS

AND

THE AGREEMENT FOR THE SALAR DE ATACAMA PROJECT

CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN

AND

SQM POTASIO S.A. AND OTHERS

ANNEX 1

REFERENCE MAP OF THE PROPERTIES, RIGO MINING PROPERTIES AND SAL-SALAR PROPERTIES

N
W
E
S
3.660
PERTENENCIAS RIGO
28.054
PERTENENCIAS OMA
16.384 PERTENENCIAS OMA EN ARRIENDO A SQM
SALAR
SAL
TIERRA DE NADIE
1.370 PERTENENCIAS OMA
ALBERMARLE
3.344
PERTENENCIAS OMA

ESCALA: 1:300.000

PROYECCIÓN U.T.M.
DATUM: PSAD 1956, HUSO 19S

ENE-2018

ANNEX 2

PROTECTION RING 10 REFERENCE PLAN

ANILLO DE PROTECCIÓN 10 KMS.
3.660
PERTENENCIAS RIGO
16.384 PERTENENCIAS OMA EN ARRIENDO A SQM
TIERRA DE NADIE
28.054
PERTENENCIAS OMA
N
S
E
W
540.000
550.000
560.000
570.000
580.000
590.000
600.000
7.450.000
7.440.000
7.430.000
7.420.000
7.410.000
7.400.000
7.390.000
7.380.000
7.370.000
7.360.000
OMA-RIGO-SAL-SALAR
SQM
ESCALA: 1:400.000
PROYECCIÓN U.T.M.
DATUM: PSAD 1956, HUSO 19S

ANNEX 3

REFERENCE PLAN OF PROTECTION RING 2

N
W
E
S
ANILLO DE PROTECCIÓN 2 KMS.
3.660
PERTENENCIAS RIGO
16.384 PERTENENCIAS OMA EN ARRIENDO A SQM
TIERRA DE NADIE
28.054
PERTENENCIAS OMA
540.000
550.000
560.000
570.000
580.000
590.000
600.000
7.450.000
7.440.000
7.430.000
7.420.000
7.410.000
7.400.000
7.390.000
7.380.000
7.370.000
7.360.000
OMA-RIGO-SAL-SALAR
SQM
Escala: 1:400.000
Proyección U.T.M.
Datum: PSAD 1956, Huso 19S
Ene-2018

ANNEX 4

ASSETS SUBJECT TO RESTITUTION

550.000
560.000
570.000
580.000
590.000
600.000
7.440.000
7.430.000
7.420.000
7.410.000
7.400.000
7.390.000
7.380.000
7.370.000
7.360.000
N
W
E
S
LOTE L
Lote H
Lote F
LOTE A
LOTE M
LOTE J
Lote E, F, G y H

ESCALA: 1:350.000

PROYECCIÓN U.T.M.
DATUM: PSAD 1956, HUSO 19S

FECHA = DIC-2017

ANNEX 5

RENT RATES

Rent will be calculated and paid, with respect to each of the products indicated below, by sales price (net of taxes) and rate brackets, in the progression indicated in each case:

TECHNICAL GRADE AND BATTERY GRADE LITHIUM CARBONATE

Price range Li2CO3 in US$/MT	Tiered Rent Rate, Progressive and Marginal (%)
0 to 4.000	6.8% (*)
Over 4,000 to 5,000	8.0%
Over 5,000 to 6,000	10.0%
Over 6,000 to 7,000	17.0%
Over 7,000 to 10,000	25.0%
Over 10,000	40.0%

(*) For the New Quota and Original Quota: As long as the Company’s accumulated sales of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt does not exceed 60% of the Theoretical Production Capacity (as defined in Annex 9), the result of applying the 6.8% rate on the sales of the same products will be discounted by US$ 272 for each Mt sold by the Company. This discount will apply only in this price range. Once the Company’s cumulative sales of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt of the same products, exceed the Minimum Operating Capacity for Guaranteed Payment (Annex 9), this discount will not be applied on the Mt that exceed the annual Minimum Operating Capacity for Guaranteed Payment. All of the above will not be applicable for purposes of calculating the Rent for Lithium Hydroxide converted from Lithium Carbonate, nor for calculating the Rent for Lithium Products converted from Other Lithium Products according to Annex 6.

TECHNICAL GRADE AND BATTERY GRADE LITHIUM HYDROXIDE

Price range LiOH in US$/MT	Tiered Rent Rate, Progressive and Marginal (%)
0 to 5,000	6.8% (*)
Over 5,000 to 6,000	8.0%
Over 6,000 to 7,000	10.0%
Over 7,000 to 10,000	17.0%
Over 10,000 to 12,000	25.0%
Over 12,000	40.0%

(*) For the New Quota and Original Quota: As long as the Company’s accumulated sales of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt does not exceed 60% of the Theoretical Production Capacity (as defined in Annex 9), the result of the application of the 6.8% rate on the sales of the same products will be discounted by US$ 272 for each Mt sold by the Company. This discount will apply only in this price range. Once the Company’s cumulative sales of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt of the same products, exceed the Minimum Operating Capacity for Guaranteed Payment (Annex 9), this discount will not be applied on the Mt that exceed the annual Minimum Operating Capacity for Guaranteed Payment. All of the above will not be applicable for purposes of calculating the Rent for Lithium Hydroxide converted from Lithium Carbonate, nor for calculating the Rent for Lithium Products converted from Other Lithium Products according to Annex 6.

POTASSIUM CHLORIDE

Price Range KCl in US$/MT	Tiered Rent Rate, Progressive and Marginal (%)
0 to 300	3.0%
Over 300 to 400	7.0%
Over 400 to 500	10.0%
Over 500 to 600	15.0%
About 600	20.0%

POTASSIUM SULFATE

Price range K2SO4 US$/MT	Tiered Rent Rate, Progressive and Marginal (%)
0 to 500	3.0%
Over 500 to 600	7.0%
Over 600 to 700	10.0%
Over 700 to 800	15.0%
About 800	20.0%

MAGNESIUM CHLORIDE OR BISCHOFITE

Rent Rate (%) 10%

SODIUM CHLORIDE (HALITE)

Rent Rate (%) 10%

BORIC ACID

Rent Rate (%) 10%

OTHER PRODUCTS

Provisional Rent Rate (%) 10%

OTHER LITHIUM PRODUCTS

Provisional Rent Rate (%) 10%

Other Rules:

(a)

The Rent associated with the Original Quota will be distributed in equal volumes between 2024 and 2030, and will be determined using a single rate of 6.8% for Lithium Carbonate and Lithium Hydroxide (*).

(b)	The minimum theoretical sales volume in any event for Potassium Chloride is maintained at 132,500 Mt quarterly.

(c)	The minimum theoretical sales volume in any event for Potassium Sulfate is maintained at 43,750 Mt quarterly.

(d)

The minimum theoretical sales volume in any event for Boric Acid is maintained at 5,500 Mt quarterly at the average FOB Chilean export price for the period and at a rate of 1.8% or 10% of the actual sales made. The higher of the two above values will be used.

(e)	Fixed annual Rent of US$ 15,000 equivalent to US$ 3,750 per quarter.

(f)

Sales of moist, unfinished potassium chloride, based on its degree of processing required for international markets, and which are carried out between the Company and its Related Parties for conversion to other products, shall be subject to the corresponding rate according to the price range as established in this Annex, using for such purpose 81% of the average sales price of Potassium Chloride, finished product, to an unrelated end customer in the respective quarter.

ANNEX 6

RENT CALCULATION MECHANISM

The Company will determine the amount of Rent corresponding to each Rent Period in the manner indicated in Section 7.3 of the Lease Agreement, according to the calculation indicated below:

The Company will pay Rent for each product, as indicated:

Total Rent Payment Period

=Rent Lithium Carbonate Battery Grade

+Rent Lithium Carbonate Technical Grade

+Rent Lithium Hydroxide Battery Grade

+Rent Lithium Hydroxide Technical Grade

+Rent Other Lithium Products

+Rent KCl

+Rent SOP

+Rent ABO

+Rent  Magnesium Chloride

+Rent Sodium Chloride

+Rent Other Products

+Fixed Rent

In general, the formula for calculating the Rent for each product is as follows:

Rent = ∑ (Sales Volume x Rate x Sales Price)

Where,

Sales volume	:	Corresponds to the Mt of the product invoiced by the Company.

Rate	:	Corresponds to the progressive and marginal rates applicable on the portion of the Sales Price according to each price range, in accordance with the rate tables shown in Annex No. 5.
Sales Price	:	It will be determined for each product as distinguished in each corresponding situation:

The Sales Price is defined in Dollars. For these purposes, when the sales made and used for the calculation of Rent are expressed in a currency other than Dollars, the currency parity reported by the Central Bank of Chile (or the entity that substitutes or replaces it in such function) will be used for conversion to such currency on the date of issuance of the respective sales document, and in the event that there is no parity value on such date, the parity value of the previous Business Day will be used.

(1)CALCULATION MECHANISM OF LITHIUM PRODUCTS

The following mechanisms will be applicable to the total Mt sold by the Company under the New Quota, Additional Quota and Efficiency Quota. In the case of the Original Quota, which is distributed in equal volumes between 2024 and 2030, the Company will pay exclusively 6.8% on the net sales price imposed per Mt, resulting from the corresponding mechanism detailed below, except as indicated in Section 11.4(c) of the Project Agreement. The Rent calculated at the rate of 6.8% for the Original Quota will be reduced by US$ 272 for each Mt sold as long as the cumulative sale of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt does not exceed 60% of the Theoretical Production Capacity (as defined in Annex 9). Once the cumulative sale of battery grade Lithium Carbonate, technical grade Lithium Carbonate, technical grade Lithium Hydroxide and battery grade Lithium Hydroxide in each year, measured in Mt of the same products, exceeds the Minimum Operating Capacity for Guaranteed Payment (Annex 9), this discount will not be applied on the Mt that exceed the annual Minimum Operating Capacity for Guaranteed Payment. All of the above will not be applicable for purposes of calculating the Rent for Lithium Hydroxide converted from Lithium Carbonate, nor for calculating the Rent for Lithium Products converted from Other Lithium Products in accordance with this Annex 6.

CASE A: If sales to Unrelated Third Parties equal or exceed 50% of the Company’s total sales in the Payment Period and those sales are made to at least 3 different customers and none of them represents more than 70% participation of those sales, then Rent will be determined as follows:

Rent Product a = Rent 1 + Rent 2 + Rent 3 + Rent 4

Rent 1: For sales invoiced by the Company to an Unrelated Third Party:

Rent 1 =

Where,

Sales price i	:
Sales volume i	:	Corresponds to the Mt of the product identified in invoice i.
Rate	:	Corresponds to the resulting progressive and marginal rates according to the Sales Price i.

Rent 2: For sales invoiced by the Company to a Related Party, whose destination is the sale to an end customer or Unrelated Third Party and/or the sale for conversion into Lithium Products and/or Other Lithium Products:

Rent 2 =

Where,

Sales volume i	:	Corresponds to the Mt of the product identified in invoice i.
Price j	:	Corresponds to the higher value between (a) the sales price i, and (b) the final sales price.

Sales price i	:
Final selling price	:
Value net of taxes 2	:

Corresponds to the value net of taxes invoiced by SQM and all its Related Parties other than the Company to all Unrelated Third Parties, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Sales volume 2	:	Corresponds to the total amount of product invoiced by SQM and all Related Parties, other than the Company, to all Unrelated Third Parties in Mt.

Rate	:	Corresponds to the resulting progressive and marginal rates according to Price j.

Rent 3: Reassessment for sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products converted from Lithium Products:

Rent 3 = maximum {Conversion Volume × [(Conversion Price × Conversion Rate) - (Lithium Product Price Used in Conversion × Lithium Product Rate)]; 0}

Where,

Volume Conversion	:

Corresponds to the amount of Other Lithium Products converted and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from Lithium Products produced by the Company.

Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of invoices to Unrelated Third Parties for Other Converted Lithium Products, incorporating (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Conversion Rate	:	Corresponds to the rate(s) resulting from the Other Lithium Product.
Price of Lithium Product used in Conversion	:	Corresponds to the weighted average price of Technical Grade Lithium Carbonate or Technical Grade Lithium Hydroxide of the same Rent Period in which the reassessment is made.

Lithium Product Rate	:	Corresponds to the progressive and marginal rates of the resulting Lithium Carbonate or Lithium Hydroxide according to the Price of the Lithium Product used in Conversion.

Rent 4: Reassessment for sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide converted from Lithium Carbonate

Rent 4 = maximum {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Carbonate Rate)]; 0} Where,

Volume Conversion	:

Corresponds to the amount of Lithium Hydroxide converted according to its technical specification and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from Lithium Carbonate produced by the Company.

Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of invoices to Unrelated Third Parties for converted Lithium Hydroxide, incorporating (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Hydroxide rate	:	Corresponds to the rates of Lithium Hydroxide according to Annex 5 in accordance with the Conversion Price.
Carbonate Rate	:	Corresponds to the rate of Lithium Carbonate according to Annex 5 in accordance with the Carbonate Price.

Carbonate Price	:	Corresponds to the weighted average price of Technical Grade Lithium Carbonate of the same Rent Period in which the remeasurement is made.

CASE B: If sales to Unrelated Third Parties (i) are less than 50% of the Company’s total sales for the respective Payment Period or (ii) being greater than or equal to 50%, sales to Unrelated Third Parties (x) are made to less than 3 different customers or (y) sales to any of these customers represent more than 70% of these sales to Unrelated Third Parties, then the following alternatives will be presented:

(i)

If (i) the total sales of the Company and all its Related Parties in the Payment Period that are consolidated in SQM’s financial statements reflect a percentage of sales to Unrelated Third Parties equal or greater than 50% of those, (ii) the sales to Unrelated Third Parties are made to a minimum of 3 different customers and (iii) none of them represents more than 70% participation of these sales, then the Rent will be calculated:

Rent =

Where,

Sales volume i	:	Corresponds to the Mt of the product identified on the Company’s invoice i.

Price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements only to the Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Unrelated sales volume	:	Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period.
Consolidated unrelated sales price	:

Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all Related Third Parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Consolidated unrelated sales volume	:

Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the respective Rent Period.

Rate	:	Corresponds to the resulting progressive and marginal rates according to the Price.

Reassessment Conversion 1: Reassessment for sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide converted from Lithium Carbonate.

Conversion Revaluation = maximum {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Carbonate Rate)]; 0} Where,

Volume Conversion	:

Corresponds to the amount of lithium hydroxide converted according to technical specifications and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from lithium carbonate produced by the Company.

Price Conversion	:
Value Net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to the Unrelated Third Party of the converted Lithium Hydroxide, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Rate Hydroxide	:	Corresponds to the rates of Lithium Hydroxide according to Annex 5 in accordance with the Conversion Price.
Carbonate Rate	:	Corresponds to the rate of Lithium Carbonate according to Annex 5 in accordance with the Carbonate Price.

Carbonate Price	:	Corresponds to the price of Technical Grade Lithium Carbonate of the same Rent Period in which the recalculation is made, which in this case will be used for the calculation of the Rent.

Reassessment Conversion 2: Reassessment for sales invoiced by a Related Party to an Unrelated Third Party for Other Lithium Products converted from Lithium Products

Conversion 2= maximum {Conversion Volume × [(Conversion Price × Conversion Rate) - (Lithium Product Price used in Conversion × Lithium Product Rate)]; 0}

Where,

Volume Conversion	:

Corresponds to the amount of Other Lithium Products converted and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from Lithium Products produced by the Company.

Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of invoices to Unrelated Third Parties for Other Converted Lithium Products, incorporating (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Conversion Rate	:	Corresponds to the rate(s) resulting from the Other Lithium Product.
Price of Lithium Product used in Conversion	:	Corresponds to the weighted average price of Technical Grade Lithium Carbonate or Technical Grade Lithium Hydroxide of the same Rent Period in which the remeasurement is made.

Lithium Product Rate	:	Corresponds to the progressive and marginal rates of the resulting Lithium Carbonate or Lithium Hydroxide according to the Lithium Product Price.

(ii)

If (i) the total sales of all Related Parties for the Payment Period that are consolidated in SQM’s financial statements (x) reflect a percentage of sales to Unrelated Third Parties of less than 50% of those, or (y) being greater than or equal to 50% of those, (a) the sales to Unrelated Third Parties are made to less than 3 different customers or (b) any one of them represents more than 70% of the participation of these sales to Unrelated Third Parties, then the Rent will be calculated as follows:

Provisional rent = + Reassessment conversion 1 + Reassessment conversion 2

Where,

Sales volume i	:	Corresponds to the Mt of the product identified in the Company’s invoice i.

Provisional price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated sales price	:
Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements only to the Unrelated Third Parties in the Rent Period, incorporating (a)

the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.
Unrelated sales volume	:	Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Revenue Period.
Consolidated unrelated sales price	:
Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by the Company and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Consolidated unrelated sales volume	:

Corresponds to the Sales Volume in Mt, invoiced by are consolidated Company and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Revenue Period.

Provisional rate	:	Corresponds to the effective rate resulting from the provisional Price.

Given this situation, the Company will recalculate, settle and pay the Rent, in the following period, with respect to the positive differences that occur between the provisional price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section 7.3(g) of the Lease Agreement, as applicable, and will set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

Rent Reassessment =

Where,

Final rate

:

Corresponds to the effective rate resulting from the Final Price.

Final price

:

Corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.

Expert Price

:

Corresponds to the price determined through the Challenge Procedure.

Reassessment Conversion 1: Reassessment for sales invoiced by a Related Party to Unrelated Third Parties of lithium hydroxide converted from lithium carbonate

Conversion 1 reimbursement = maximum {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Carbonate Rate)]; 0}

Where,

Volume Conversion

:

Corresponds to the amount of lithium hydroxide converted according to technical specifications and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from lithium carbonate produced by the Company.

Price Conversion

:

Value net of taxes conversion

:

Corresponds to the value net of taxes of invoices to Unrelated Third Parties for lithium hydroxide converted, incorporating (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Hydroxide rate

:

Corresponds to the Lithium Hydroxide rates according to Annex 5 in accordance with Conversion Price.

Carbonate Rate

:

Corresponds to the rate of Lithium Carbonate according to Annex 5 in accordance with the Carbonate Price.

Carbonate Price

:

Corresponds to the price of Technical Grade Lithium Carbonate of the same Rent Period in which the recalculation is made, which in this case will be used for the calculation of the Rent.

Reassessment Conversion 2: Reassessment for sales invoiced by a Related Party to an Unrelated Third Party for Other Lithium Products converted from Lithium Products

Conversion 2= maximum {Conversion Volume × [(Conversion Price × Conversion Rate) - (Lithium Product Price used in Conversion × Lithium Product Rate)]; 0}

Where,

Volume Conversion

:

Corresponds to the amount of Other Lithium Products converted and sold by SQM and all Related Parties other than the Company, invoiced to an Unrelated Third Party in Mt, from Lithium Products produced by the Company.

Price Conversion

:

Value net of taxes conversion

:

Corresponds to the value net of taxes of invoices to Unrelated Third Parties for Other Converted Lithium Products, incorporating (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all Related Parties other than the Company.

Conversion Rate

:

Corresponds to the rate(s) resulting from the Other Lithium Product.

Price of Lithium Product used in Conversion

:

Corresponds to the weighted average price of Technical Grade Lithium Carbonate or Technical Grade Lithium Hydroxide of the same Rent Period in which the remeasurement is made.

Lithium Product Rate

:

Corresponds to the progressive and marginal rates of the resulting Lithium Carbonate or Lithium Hydroxide according to the Lithium Product Price.

CASE C: If the sales of the Company or its Related Parties for the Payment Period do not allow the application of the mechanisms described above, and only as long as it is not possible to apply CASES A and B above, an independent expert appointed pursuant to the mechanism described in Section 7.3(g) of the Lease, as applicable, shall set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

(2)CALCULATION MECHANISM OTHER LITHIUM PRODUCTS

Rent will be calculated as follows:

CASE A: If sales to Unrelated Third Parties equal or exceed 50% of the Company’s total sales in the Payment Period and those sales are made to at least 3 different customers and none of them represents more than 70% participation of those sales, then Rent will be determined as follows:

Renta = Rent 1 + Rent 2

Rent 1: For sales invoiced by the Company to an Unrelated Third Party:

Rent 1 =

Where,

Sales price i	:
Sales volume i	:	Corresponds to the Mt of the product identified in the invoice i.
Rate	:	As indicated in Annex 5 for each product.

Rent 2: For sales invoiced by the Company to a Related Party, whose destination is the sale to a final customer or Unrelated Third Party, not including sales for conversion into other products:

Rent2 =

Where,

Sales volume i	:	Corresponds to the Mt of the product identified in the invoice i.
Rate	:	As indicated in Annex 5 for each product.
Price j	:	It corresponds to the higher value between (a) the selling price i, and (b) the final selling price.
Sales price i	:
Final selling price	:
Value net of taxes 2	:

Corresponds to the value net of taxes invoiced by SQM and all its Related Parties, other than the Company, to all Unrelated Third Parties, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Sales volume 2	:	Corresponds to the total amount of product invoiced by SQM and all Related Parties, other than the Company, to all Unrelated Third Parties, in Mt.

CASE B: If sales to Unrelated Third Parties (i) are less than 50% of the Company’s total sales for the respective Payment Period or (ii) being greater than or equal to 50%, sales to Unrelated Third Parties (x) are made to less than 3 different customers or (y) sales to any of these customers represent more than 70% participation of these sales to Unrelated Third Parties, then the following alternatives will be presented:

(i)If (i) the total sales of the Company and all its Related Parties in the Payment Period that are consolidated in SQM’s financial statements reflect a percentage of sales to Unrelated Third Parties equal or greater than 50% of those, (ii) the sales to Unrelated Third Parties are made to a minimum of 3 different customers and (iii) none of them represents more than 70% participation of these sales, then the Rent will be calculated:

(ii)

Rent =

Where,

Sales volume i	:	Corresponds to the Mt of the product identified on the Company’s invoice i.
Rate	:	As indicated in Annex 5 for each product.
Price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:

Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Unrelated sales volume	:	Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Revenue Period.
Consolidated unrelated sales price	:

Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all Related Third Parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Consolidated unrelated sales volume	:

Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the respective Revenue Period.

(iii)If (i) the total sales of all Related Parties for the Payment Period that are consolidated in SQM’s financial statements (x) reflect a percentage of sales to Unrelated Third Parties of less than 50% of those, or (y) being greater than or equal to 50% of those, (a) the sales to Unrelated Third Parties are made to less than 3 different customers or (b) any one of them represents more than 70% of the participation of these sales to Unrelated Third Parties, then the Rent will be calculated as follows:

Provisional rent=

Where,

Sales volume i	:	Corresponds to the Mt of the product identified on the Company’s invoice i.
Rate	:	As indicated in Annex 5 for each product.
Provisional price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Unrelated sales volume	:	Corresponds to the Sales Volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Revenue Period.
Consolidated unrelated sales price	:

Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Consolidated unrelated sales volume

Corresponds to the Sales Volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period.

Given this situation, the Company will recalculate, settle and pay the Rent, in the following period, with respect to the positive differences that may occur between the provisional price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section 7.3(g) of the Lease Agreement, who will, as applicable, will set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

Income Reassessment =

Where,

Rate

:

As indicated in Annex 5 for each product.

Final price

:

Corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.

Expert Price

:

Corresponds to the price determined through the Appeals Procedure.

CASE C: For sales of Other Lithium Products marketed by the Company to Related Parties whose purpose is exclusively the conversion to Lithium Products, Cases A and B above will not be applicable, therefore the Rent will be calculated as follows:

Rent= Volume Other Lithium Product × Conversion Factor × Lithium Product Price × Lithium Product Rate Where,

Volume Other Lithium Product	:	Corresponds to the amount of Other Lithium Products sold by the Company in the Rent Period to SQM and all Related Parties other than the Company, in Mt, for conversion to Lithium Product.
Conversion Factor	:	Corresponds to the conversion factor from Other Lithium Products to Lithium Product, as indicated in Annex 10.

Lithium Product Price	:	Corresponds to the price of battery grade Lithium Carbonate or battery grade Lithium Hydroxide, used for the calculation of the Rent for the same Rent Period, as applicable.

Lithium Product Rate	:	Corresponds to the rates of the respective Lithium Product according to Annex 5.

CASE D: If the sales of the Company or its Related Parties for the Rental Period do not allow the application of the mechanisms described above, and only as long as it is not possible to apply CASES A, B or C above, an independent expert appointed pursuant to the mechanism described in Section 7.3(g) of the Lease, as applicable, shall set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

(3)CALCULATION MECHANISM FOR POTASSIUM CHLORIDE

The Company will pay for Potassium Chloride an amount equal to the higher of (x) a minimum sales volume for payment at all events equal to 132,500 Mt per quarter times the weighted average price for the period of sales to unrelated customers or Unrelated Third Parties made by SQM and all its Related Parties in the same period and a rate of 1.8% and (y) the result of applying the following mechanism:

CASE A: If sales to Unrelated Third Parties equal or exceed 50% of the Company’s total sales in the Payment Period and those sales are made to at least 3 different customers and none of them represents more than 70% participation of those sales, then Income will be determined as follows:

Renta = Rent1 + Rent2 + Rent3 + Rent4 + Rent5

Rent1: For sales invoiced by the Company to an Unrelated Third Party:

Rent1 =

Where,

Sales price i	:
Sales volume i	:	Corresponds to the Mt of the product identified in the invoice i.
Value net of tax invoice j	:

Corresponds to the value of sales of finished potassium chloride based on the degree of processing required for the international market, identified in the Company’s invoice j to Unrelated Third Parties.

Sales volume j	:	Corresponds to the total amount of finished potassium chloride based on its degree of processing required for the international market invoiced by the Company to Unrelated Third Parties, in Mt.
Rate	:	Corresponds to the resulting progressive and marginal rates according to the Sales Price i.

Rent 2: For sales invoiced by the Company to a Related Party, whose destination is the sale to an end customer or Unrelated Third Party, not including sales for conversion into other potassium products:

Rent2 =

Where,

Sales volume i	:	Corresponds to the Mt of the finished potassium chloride product according to its degree of processing required for the international market, identified in invoice i.

Price j	:	It corresponds to the higher value between (a) the selling price i, and (b) the Final Selling Price.

Sales price i	:
Final selling price	:
Value net of taxes 2	:

Corresponds to the value net of taxes of finished potassium chloride based on its degree of processing required for the international market invoiced by SQM and all its Related Parties to all Unrelated Third Parties, other than the Company, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Sales volume 2	:

Corresponds to the total amount of finished potassium chloride based on its degree of processing required for the international market invoiced by SQM and all Related Parties to all Unrelated Third Parties, other than the Company, in Mt.

Rate	:	Corresponds to the resulting progressive and marginal rates according to Price j.

Rent 3: For sales invoiced by the Company to a Related Party, whose destination is the conversion to other potassium products :

Rent3 =

Where,

Conversion volume i	:

Corresponds to the Mt of the product identified in the Company’s invoice i to a Related Party, of moist potassium chloride, not finished according to its degree of processing required for international markets and whose destination is the conversion to other Products.

Price	:
Value net of taxes 3	:	Corresponds to the value net of taxes of finished potassium chloride based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all

Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.
Sales volume 3	:

Corresponds to the total amount of finished potassium chloride based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties in Mt.

Rate	:	Corresponds to the progressive and marginal rates resulting from the Price.

Rent 4: Reassessment for sales invoiced by a Related Party to Third Parties for conversion to potassium products other than Potassium Nitrate:

Rent4 = (Conversion Volume × Conversion Price × Conversion Rate) - Rent paid i Where,
Conversion volume	:	Corresponds to the amount of product converted and sold, based on the Company’s invoice i, by SQM and all Related Parties other than the Company, invoiced to the Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to the Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all its related parties other than the Company.

Conversion rate	:	Corresponds to the progressive and marginal rates resulting from the Conversion Price.
Income paid i	:	Corresponds to the amount in US$ paid to CORFO for the rent of invoice i of the Company.

Rent 5: Rent for mixtures containing Potassium Chloride (KCl):

Rent 5 = Mix volume × [(Mix price × Mix rate) - (KCl price × KCl rate)].

Where:

Mix volume:

Corresponds to the amount of Potassium Chloride shipped for blending in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mix price:KCl price × 1.13

KCl Price:

Corresponds to the price net of taxes of finished potassium chloride based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

KCl rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

CASE B: If sales to Unrelated Third Parties (i) are less than 50% of the Company’s total sales for the respective Payment Period or (ii) being greater than or equal to 50%, sales to Unrelated Third Parties (x) are made to less than 3 different customers or (y) sales to any of these customers represent more than 70% participation of these sales to Unrelated Third Parties, then the following alternatives will be presented:

(i)If (i) the total sales of the Company and all its Related Parties in the Payment Period that are consolidated in SQM’s financial statements reflect a percentage of sales to Unrelated Third Parties equal or greater than 50% of those, (ii) the sales to Unrelated Third Parties are made to a minimum of 3 different customers and (iii) none of them represents more than 70% participation of these sales, then the Rent will be calculated:

Rent =

Where,

Sales volume i	:	Corresponds to the Mt of the product potassium chloride, identified in the Company’s invoice i.
Rate	:	Corresponds to the resulting progressive and marginal rates according to the Price.
Price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes of finished potassium chloride based on its degree of processing required for international markets invoiced by SQM and its Related Parties that are consolidated in their financial statements only to Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Unrelated sales volume	:

Corresponds to the sales volume of finished potassium chloride based on its degree of processing required for international markets in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period.

Consolidated unrelated sales price	:
Consolidated unrelated value	:

Corresponds to the value next of taxes of finished potassium chloride based on its degree of processing required for international markets invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all Related Third Parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Consolidated unrelated sales volume	:

Corresponds to the sales volume of finished potassium chloride based on its degree of processing required for international markets in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the respective Rent Period.

Sales volume j	:

Corresponds to the Mt of the product identified in the Company’s invoice j to a Related Party, of moist potassium chloride, not finished according to its degree of processing required for international markets and whose destination is the conversion to other Products.

Rate j	:	Corresponds to the resulting progressive and marginal rates according to Price j.
Price j	:	Price * 81%.

Conversion reassessment = (Conversion Volume × Conversion Price × Conversion Rate)- Paid Rent i
Conversion volume	:	Corresponds to the amount of product converted and sold, based on the Company’s invoice i, by SQM and all of its Related Parties other than the Company, invoiced to the Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated to such invoices, which have been issued in the Rent Period.

Sales volume conversion	:	Corresponds to the quantity of converted product, from the Company’s invoice i, invoiced to Unrelated Third Party in Mt.

Conversion rate	:	Corresponds to the progressive and marginal rates resulting from the Conversion Price.
Income paid i	:	Corresponds to the amount in US$ paid to CORFO for the rent of invoice i of the Company.

Mix Rent: Rent for mixtures containing Potassium Chloride (KCl):

Mix Rent= Mix volume × [(Mix price × Mix rate) - (KCl price × KCl rate)].

Where:

Mix volume:

Corresponds to the amount of Potassium Chloride shipped for mix in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mix price:KCl price × 1.13

KCl Price:

Corresponds to the price net of taxes of finished potassium chloride based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

KCl rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

(ii)If (i) the total sales of all Related Parties for the Payment Period that are consolidated in SQM’s financial statements (x) reflect a percentage of sales to Unrelated Third Parties of less than 50% of those, or (y) being greater than or equal to 50% of those, (a) the sales to Unrelated Third Parties are made to less than 3 different customers or (b) any one of them represents more than 70% of the participation of these sales to Unrelated Third Parties, then the Rent will be calculated as follows:

Provisional rent= + Reassessment conversion + Mix rent

Where,
Sales volume i	:	Corresponds to Mt of finished potassium chloride product identified in the Company’s invoice i.

Provisional price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes of finished Potassium Chloride invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Unrelated sales volume	:

Corresponds to the Potassium Chloride sales volume finished in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period.

Consolidated unrelated sales price	:
Consolidated unrelated value	:

Corresponds to the value net of taxes of finished Potassium Chloride invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Consolidated unrelated sales volume

Corresponds to the Potassium Chloride sales volume finished in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period.

Provisional rate	:	Corresponds to the progressive and marginal rates resulting from the Provisional Price.

Sales volume j	:

Corresponds to the Mt of the product identified in the Company’s invoice j to a Related Party, of wet Potassium Chloride, not finished according to its degree of processing required for international markets and whose destination is the conversion to other Products.

Rate j	:	Corresponds to the resulting progressive and marginal rates according to Price j.
Price j	:	Price * 81%.

Given this situation, the Company will recalculate, settle and pay the Rent, in the following period, with respect to the positive differences that occur between the provisional price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section 7.3(g) of the Lease Agreement, as applicable, will set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

Rent Reassessment =

Where,

Final rate

:

Corresponds to the resulting marginal and progressive rates according to the Final Price.

Final price

Corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.

Expert Price

Corresponds to the price determined through the Challenge Procedure.

Conversion reassessment= Conversion Volume × Conversion Price × Conversion Rate - Rent paid i
Conversion volume	:	Corresponds to the amount of product converted and sold, based on the Company’s invoice i, by SQM and all Related Parties other than the Company, invoiced to the Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated to such invoices, which have been issued in the Rent Period.

Sales volume conversion	:	Corresponds to the quantity of converted product, from the Company’s invoice i, invoiced to Unrelated Third Party in Mt.

Conversion rate	:	Corresponds to the progressive and marginal rates resulting from the Conversion Price.
Income paid i	:	Corresponds to the amount in US$ paid to CORFO for the rent of invoice i of the Company.

Mix Rent: Rent for mixtures containing Potassium Chloride (KCl):

Mix rent= Mix volume × [(Mix price × Mix rate) - (KCl price × KCl rate)].

Where:

Mix volume:

Corresponds to the amount of Potassium Chloride shipped for mix in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mix price:KCl price × 1.13

KCl Price:

Corresponds to the price net of taxes of finished potassium chloride based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

KCl rate:Corresponds to the progressive and marginal rates for Potassium Chloride.

CASE C: If the sales of the Company or its Related Parties for the Payment Period do not allow the application of the mechanisms described above, and only as long as it is not possible to apply CASES A and B above, an independent expert appointed pursuant to the mechanism described in Section 7.3(g) of the Lease, as applicable, shall set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

(4) CALCULATING MECHANISM FOR SOP, ABO, SODIUM CHLORIDE, MAGNESIUM CHLORIDE AND OTHERS

The Rent will be calculated as the greater of (a) the minimum rent for each product and (b) the Rent according to the calculation mechanism for each product.

(a)Minimum Rent:

Minimum Rent SOP

Minimum Rent SOP	:	Minimum SOP Volume * SOP Price * 1.8%
Volume Minimum Rent SOP	:	43,750 Mt quarterly.
SOP Price	:

Weighted average price for the period of sales to Unrelated Third Parties made by SQM and all its Related Parties in the same period and in the event that there are no sales in the period, the price that will be used is the sum of 171 USD/Mt plus 1,24 times the average customer sales price of Potassium Chloride invoiced by SQM and all its Related Parties to all Unrelated Third Parties, other than the Company, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued during the Rent Period.

ABO Minimum Rent

ABO Minimum Rent	:	ABO Minimum Revenue Volume * ABO Price * 1.8%.
ABO Minimum Rent Volume	:	5,500 Mt quarterly.
ABO Price	:	Weighted average FOB Chilean export price for the last quarter available at the time of payment of the Rent.

Minimum Rent Magnesium Chloride

Minimum Rent Magnesium Chloride	:	None

Minimum Rent Sodium Chloride

Minimum Rent Sodium Chloride	:	None

Minimum Rent Other Products

Minimum Rent Other Products	:	None

(b) Rent:

CASE A: If sales to Unrelated Third Parties equal or exceed 50% of the Company’s total sales in the Payment Period and those sales are made to at least 3 different customers and none of them represents more than 70% participation of those sales, then the Rent will be determined as follows:

Renta =Rent 1 +Rent 2 +Rent 3 +Rent 4 +Rent 5

Rent 1: For sales invoiced by the Company to an Unrelated Third Party:

Rent 1 =

Where,

Sales price i	:
Sales volume i	:	Corresponds to the Mt of the product identified in the invoice i.
Rate	:	As indicated in Annex 5 for each product.

Rent 2: For sales invoiced by the Company to a Related Party, whose destination is the sale to a final customer or Unrelated Third Party, not including sales for conversion into other products:

Rent 2 =

Where,
Sales volume i	:	Corresponds to the Mt of the product identified in the invoice i.
Rate	:	As indicated in Annex 5 for each product.
Price j	:	It corresponds to the higher value between (a) the selling price i, and (b) the final selling price.
Sales price i	:
Final selling price	:
Value net of tax 2	:

Corresponds to the value net of taxes invoiced by SQM and all its Related Parties, other than the Company, to all Unrelated Third Parties, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in thereunto Period.

Sales volume 2	:	Corresponds to the total amount of product invoiced by SQM and all Related Parties, other than the Company, to all Unrelated Third Parties, in Mt.

Rent 3: For sales invoiced by the Company to a Related Party, whose destination is the conversion to other products:

Rent 3 = ∑

Where,
Conversion volume i	:	Corresponds to the Mt of the product identified on the Company’s invoice i.
Rate	:	As indicated in Annex 5 for each product.
Price	:
Value net of taxes 3	:

Corresponds to the value net of taxes invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Sales volume 3	:	Corresponds to the total amount of product invoiced by SQM and all Related Parties to all Unrelated Third Parties in Mt.

Rent 4: Reassessment for the sale invoiced by a Related Party, whose destination is the conversion to other products of higher added value:

Rent 4 = Conversion Volume × Conversion Price × Rate - Yield paid i Where,
Conversion volume	:	Corresponds to the amount of product converted and sold, based on the Company’s invoice i by SQM and all its Related Parties other than the Company, invoiced to the Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to the Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period by SQM and all its Related Parties other than the Company.

Sales volume conversion	:	Corresponds to the quantity of converted product, from the Company’s invoice i, invoiced to Unrelated Third Party in Mt.

Rate	:	As indicated in Annex 5 for each product.
Income paid i	:	Corresponds to the amount in US$ paid to CORFO for the Rent of invoice i of the Company.

Rent 5: Rent for mixtures containing potassium sulfate (SOP):

Rent 5 = Mix volume × [(Mix price × Mix rate) - (SOP price × SOP rate)].

Where:

Mix volume:	Corresponds to the amount of SOP sent for mix in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mixed price:	SOP price × 1.13

SOP Price:

Corresponds to the price net of taxes of finished SOP based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:	Corresponds to the progressive and marginal rates for the SOP.

SOP rate:	Corresponds to the progressive and marginal rates for the SOP.

CASE B: If sales to Unrelated Third Parties (i) are less than 50% of the Company’s total sales for the respective Payment Period or (ii) being greater than or equal to 50%, sales to Unrelated Third Parties (x) are made to less than 3 different customers or (y) sales to any of these customers represent more than 70% participation of these sales to Unrelated Third Parties, then the following alternatives will be presented:

(i)If (i) the total sales of the Company and all its Related Parties in the Payment Period that are consolidated in SQM’s financial statements reflect a percentage of sales to Unrelated Third Parties equal or greater than 50% of those, (ii) the sales to Unrelated Third Parties are made to a minimum of 3 different customers and (iii) none of them represents more than 70% participation of these sales, then the Rent will be calculated:

Rent = ∑

Where,

Sales volume i	:	Corresponds to the Mt of the product identified in the Company’s invoice i.
Rate	:	As indicated in Annex 5 for each product.
Price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Unrelated sales volume	:	Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period.
Consolidated unrelated sales price	:
Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all Related Third Parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the respective Rent Period.

Consolidated unrelated sales volume	:

Corresponds to the sales volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the respective Rent Period.

Conversion reassessment= (Conversion Volume × Conversion Price × Conversion Rate) - Paid Rent i

Conversion volume	:	Corresponds to the amount of product converted and sold by SQM and all its Related Parties other than the Company, based on the Company’s invoice i, invoiced to the Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated to such invoices, which have been issued in the Rent Period.

Sales volume conversion	:	Corresponds to the quantity of converted product, from the Company’s invoice i, invoiced to Unrelated Third Party in Mt.

Rate	:	As indicated in Annex 5 for each product.
Income paid i	:	Corresponds to the amount in US$ paid to CORFO for the rent of invoice i of the Company.

Mix Rent: Rent for mixes containing Potassium Sulfate(SOP):

Mix Rent = Mix Volume × (Mix Price × Mix Rate - SOP Price × SOP Rate)

Where,

Mix volume:	Corresponds to the amount of SOP sent for mix in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mix price:	SOP price × 1.13

SOP Price:

Corresponds to the price net of taxes of finished SOP based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:	Corresponds to the progressive and marginal rates for the SOP.

SOP rate:	Corresponds to the progressive and marginal rates for the SOP.

(ii)If (i) the total sales of all Related Parties for the Payment Period that are consolidated in SQM’s financial statements (x) reflect a percentage of sales to Unrelated Third Parties of less than 50% of those, or (y) being greater than or equal to 50% of those, (a) the sales to Unrelated Third Parties are made to less than 3 different customers or (b) any one of them represents more than 70% of the participation of these sales to Unrelated Third Parties, then the Rent will be calculated as follows:

Provisional Rent = + Reassessment conversion + Mix Rent

Where,

Sales volume i	:	Corresponds to the Mt of the product identified on the Company’s invoice i.
Rate	:	As indicated in Annex 5 for each product.
Provisional price	:	Corresponds to the higher of (a) the Consolidated Unrelated Sales Price and (b) the Unrelated Sales Price.
Unrelated selling price	:
Unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Unrelated sales volume	:	Corresponds to the Sales Volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties in the Revenue Period.
Consolidated unrelated sales price	:

Consolidated unrelated value	:

Corresponds to the value net of taxes invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Consolidated unrelated sales volume

Corresponds to the Sales Volume in Mt, invoiced by SQM and its Related Parties that are consolidated in their financial statements to all Unrelated Third Parties and to all related third parties that are not consolidated in their financial statements in the Rent Period.

Given this situation, the Company will recalculate, settle and pay the Rent, in the following period, with respect to the positive differences that occur between the provisional price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section 7.3(g) of the Lease Agreement, as applicable, will set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

Rent Reassessment =

Where,

Rate

:

As indicated in Annex 5 for each product.

Final price

Corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.

Expert Price

Corresponds to the price determined through the Challenge Procedure.

Conversion reassessment = (Conversion Volume × Conversion Price × Rate) - Rent paid i
Conversion volume	:	Corresponds to the quantity of converted product, from the Company’s invoice i, invoiced to Unrelated Third Party in Mt.
Price Conversion	:
Value net of taxes conversion	:

Corresponds to the value net of taxes of the invoice to Unrelated Third Party of the converted product, incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated to such invoices, which have been issued in the Rent Period.

Rate	:	As indicated in Annex 5 for each product.
Rent paid i	:	Corresponds to the amount in US$ paid to CORFO for the rent of invoice i of the Company.

Mix Rent: Rent for mixes containing Potassium Sulfate(SOP):

Mixed Rent = Mix Volume × [(Mix Price × Mix Rate) - (SOP Price × SOP Rate)].

Where:

Mix volume:	Corresponds to the amount of SOP sent for mixes in the Rent Period by SQM and all of its related parties that are consolidated in their financial statements, other than the Company, in Mt.

Mix price:	SOP price × 1.13

SOP Price:

Corresponds to the price net of taxes of finished SOP based on its degree of processing required for international markets, invoiced by SQM and all its Related Parties to all Unrelated Third Parties incorporating (a) the debit notes related to the invoices, and (b) the credit notes associated with such invoices, which have been issued in the Rent Period.

Mix rate:	Corresponds to the progressive and marginal rates for the SOP.

SOP rate:	Corresponds to the progressive and marginal rates for the SOP.

CASE C: If the sales of the Company or its Related Parties for the Payment Period do not allow the application of the mechanisms described above, and only as long as it is not possible to apply CASES A and B above, an independent expert appointed pursuant to the mechanism described in Section 7.3(g) of the Lease, as applicable, shall set the price, procedure and/or alternative price calculation formula for the payment of the respective quarter and the following quarters if necessary.

FIXED Rent: US$ 3,750 quarterly

ANNEX 7

CORFO’S ACCESS TO INFORMATION

The following information will be available or will be provided in conjunction with the settlements or payment statements on a case-by-case basis:

(i)	Information related to the extractive and/or productive operation developed in the Properties exploited by the Company:

a.	Details on brine extraction and reinjection:
i.	Quarterly delivery of the following attachments duly completed:
•	Table No. 4, table of monthly MOP and SOP extractions.
•	Table No. 5, reinjection table.
ii.	Semiannual delivery of the following information:
•	Report with analysis of extractions that shall contain the following:
o

Monthly extractions by current environmental control points and those flow measurements for operational purposes that the Company performs on a regular basis and their physical-chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg).

o	Backup of the reports of the flowmeters considered in the previous paragraph.
o	Copy of certificate of chemical analysis of the extractions.
o	Geographic file (KMZ) with the spatial location of each extraction well.
o	Information on brine direct reinjection volumes per month and their physical-chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg).
o	Indirect reinjection volumes per month and physical-chemical characteristics.
o	Backup of direct and indirect reinjection flowmeter reports.
o	Copy of certificate of chemical analysis of reinjected brines.
o	Evaporation values for the period.
o	KMZ with information on bitterns and indirect reinjection points or zones.

b.	Production information with quarterly delivery:
i.	Technical specifications and product codes.
ii.	Inventory information of the salt stockpile detailed below as of this date and its respective KMZ file with information of the physical location indicating the perimeter of the salt stockpile areas:
•	Discard salts;
•	Halites;
•	Silvinite or sylvinite minus the Mt sent to the Potassium Chloride plants in the Salar;
•	Potassium carnallites minus the Mt sent to the Potassium Chloride plants in the Salar;
•	Bischofite;
•	Lithium carnalites and other salts (Kainites and Schoenites).
•	Potassium lithium sulfate.
iii.	Report of monthly volume of the salts mentioned above, generated in said period and chemical characteristics.
iv.	Monthly volumes of each of the final products in all their types per plant (Li2Co3 BG and TG, LiOH BG and TG, MOP, SOP, ABO and others).
v.	Table No. 6 and Table No. 7.
vi.	Access to sampling of final products and intermediate salts.

c.	Mass balance (metallurgical balance) and half-yearly efficiency statistics consolidated in a single document in accordance with Table No. 8.

d.	Access to productive studies and analyses relevant to the effects of contractual obligations in relation to the following areas:
i.

Geological/Hydrogeological (conceptual models, mathematical-numerical water balance and their backups), which should be shared with the General Water Directorate and the Superintendence of the Environment;

ii.	Reserve studies;
iii.	Analysis and information of explorations;
iv.	Studies and/or chemical analysis and/or studies of lithium and potassium recovery/efficiency processes;
v.	Studies of direct and indirect reinjection and/or brine concentration;
vi.	Any future studies relevant to the contractual obligations relating to the Properties and the sustainability of the Salar.

(ii)	Information related to environmental compliance:

a.

All information related to the environmental assessment procedures related to the Company’s operations in the Properties and the RCAs issued as a result thereof. These records include those relating to consultations on the relevance of entry into the Environmental Impact Assessment System, Environmental Impact Statements and Environmental Impact Studies, as well as sectoral environmental permits submitted by the Company.

b.

The results of the environmental follow-up and monitoring committed in the RCAs or sectorial authorizations, including those reports that, not being of public access, are only sent to the environmental authority, be it the SMA, the General Water Directorate, the National Geology and Mining Service, or any other entity to whom environmental information must be provided.

c.

The results of all environmental monitoring and follow-ups carried out, as well as the models, both conceptual and numerical, and their respective supports and studies relevant to the effects of the contractual obligations generated to analyze the behavior of the environmental components of the Salar de Atacama and that do not constitute an obligation established in any environmental or sectorial instrument. Similarly, it may include all relevant information for the purposes of contractual obligations that, not being part of the background of the environmental assessment of a project or belonging to those committed follow-ups in the resolutions of environmental qualification, are the result of good practices of the Company for the study of the state of the Salar de Atacama.

d.

Relevant reports and information for the effects of contractual obligations that may be generated as a result of the environmental follow-up and monitoring systems derived from future agreements with the Council of Atacameño Towns and/or any entity related to the communities.

(iii)	Product marketing information and Rent calculation:

a.	Documents required for sales price determination and quarterly payment status review:
i.	Copy of the Company’s sales ledger for each quarter in its original currency and auxiliary sales file adapted to the calculation requirements for the payment of rents.
ii.	Copies of the Company’s sales invoices.
iii.	Copies of credit and debit notes duly associated with the invoices for the period.
iv.	Sales ledger and/or auxiliary sales ledger of each of the parties related to the final customer.
v.

Copies of sales invoices from SQM’s related companies to end customers, including credit and debit notes, which may not be marked with the names of the customers, and the necessary safeguards must be taken to safeguard the confidentiality of the information provided.

vi.	Copy of sales contracts with Unrelated Third Parties and their modifications or purchase orders.
vii.	Copy of bill of lading for all domestic sales.
viii.	Product dispatch report from outbound weighing control system at the Salar de Atacama.
ix.	Certificate of chemical analysis of all sales of the Company’s products.
x.	Certificate signed by the general manager for those sales of products that do not come from the Salar, attaching the purchase invoices and inventories that support the operation.
xi.	Table No. 1 of the Company’s sales and Table No. 2 of related sales to end customers.
xii.	Credit notes associated with invoices from other periods will not be considered for the calculation of Rent.
xiii.	Potassium Chloride and Potassium Sulfate (SOP) quantity report sent combined.
b.	Export Documents:
i.

Copies of the single exit documents submitted to the National Customs Service, corresponding to the respective quarterly period. In case these are in process, the single exit document associated with the respective shipment.

ii.	Copies of the Variation in Value Reports (IVV).
iii.	Table No. 3 of Exports.

iv.	Bill of Lading of the Shipment.
c.

Certificate of Exchange Rate sold by the Banco Estado on the day in which the payment to CORFO is made; in absence of this, according to the seller exchange rate established by some financial institution of the Place that CORFO indicates.

d.

Traceability: For all Lithium Products, the lot number shall be used as a traceability code, which shall be available on all sales invoices of the Company, as well as on the invoices of those related to the final customer.

e.	Agreements and other commercial agreements:

The Company shall inform in detail and provide a copy of the commercial agreements in force with third parties, explaining their form, such as compensation agreements, back-purchase of products, tolling agreements, conversion, consignment, commercialization, off-take, among others, and the inventory levels involved, if relevant to the way in which these agreements are implemented.

It is understood that the above will be required with respect to products provided from the Properties and sold by the Company, SQM or any of its related parties in the terms defined above.

(iv)	Access to information sent to other agencies:

a.

Copy of the reports and their respective annexes, files and reports that the Company periodically sends to the National Geology and Mining Service, the SMA, the General Directorate of Water, the National Forestry Corporation and the competent Regional Ministerial Secretariat of Agriculture, in accordance with the RCA in force. In particular, the Company must provide copies of hydrogeological reports, physiochemical and biotic monitoring, measurements, analyses, studies, audits, objectives and compliance deadlines, and any other information related to the environmental monitoring of its project, with their respective digital backups of the sources or origins of the data.

b.	Reports and reports related to CCHEN’s authorization and control procedures and all data that allow for an adequate cross-checking of information for the control of contracts.
c.	And any information provided to any other regulatory body related to production and environmental factors.

(v)	Reports on protection of mining properties:

The Company will submit an annual report to CORFO in which it will report on all the actions of administration, management, custody, protection, conservation, safeguard, care and permanent monitoring of the Properties, the Rigo Properties, the Sal and Salar Mining Properties, and the mining concessions existing in Protection Ring 10. Notwithstanding the foregoing, the Company shall be obliged to immediately inform CORFO of any circumstance or fact that affects or may affect the integrity and subsistence of the mining properties referred to, as well as of the actions that the Company exercises in connection with the defense carried out for this purpose.

Annex 7 - Corfo's Access to Information

Annex 7 - Corfo's Access to Information

Annex 7 - Corfo's Access to Information

TABLA N° 7 **TRIMESTRE:**

INFORMACIÓN PRODUCCIÓN **AÑO:**

P1= Planta Carbonato S Carmen P2= Planta Hidróxido S Carmen P6 = Planta Salar **Planta**	Li2CO3BG Li2CO3TG LiOHBG LiOHTG KCL SOP ABO **Código Producto Contrato**	Año **Año**	Mes **Mes**	Cantidad Neta Producida con 3 Decimales **Cantidad (Tons)**	% de Li2co3 % de LiOH % de KCl **Pureza (% de Producto)**
P2	Li2CO3BG	2.015	04	131.417,915	99,000
P1	Li2CO3TG	2.015	05	154.520,539	99,000
P6	SOP	2.015	06	139.893,513	99,000
P6	KCL	2.015	06	198.873,513	99,000

Annex 7 - Corfo's Access to Information

Annex 7 - Corfo's Access to Information

ANNEX 8

NEW QUOTA - ADDITIONAL QUOTA - EFFICIENCY QUOTA

Total Mt LCE	Total Mt LME	Concept
988,800	185,767	New Quota
600,000	112,723	Additional Quota
271,800	51,063	Efficiency Quota
1,860,600	349,553	Total

Note: The conditions, terms, limitations and termination of the quotas indicated in the table above are set forth in the Eleventh Clause of the Project Agreement (Special Rules on Lithium).

ANNEX 9

MINIMUM OPERATING CAPACITY FOR MINIMUM GUARANTEED PAYMENT

(60% Theoretical Production Capacity)

	NEW QUOTA			ORIGINAL QUOTA	Total
	Mt	Mt	Mt	Mt	Minimum
Year	Existing Plant	Expansion 1	Totals	Existing Plant	Production
2018	39,600	-	39,600	-	39,600
2019	39,600	-	39,600	-	39,600
2020	39,600	-	39,600	-	39,600
2021	39,600	15,480	55,080	-	55,080
2022	39,600	30,000	69,600	-	69,600
2023	39,600	30,000	69,600	-	69,600
2024	10,200	30,000	40,200	29,400	69,600
2025	10,200	30,000	40,200	29,400	69,600
2026	10,200	30,000	40,200	29,400	69,600
2027	9,900	30,000	39,900	29,700	69,600
2028	9,900	30,000	39,900	29,700	69,600
2029	9,900	30,000	39,900	29,700	69,600
2030	9,900	30,000	39,900	29,700	69,600
	307,800	285,480	593,280	207,000	800,280

Note: Minimum Operating Capacity for Expansion 1 will be applied from the moment it is put into commercial operation, either in its entirety or through modules.

ANNEX 10

EQUIVALENTS

For the purpose of calculating the equivalence between the products sold and the lithium metal allocated as a new quota, additional quota or efficiency quota, the following values and expressions will be considered:

(a)	For each unit of Lithium Carbonate sold, regardless of its quality and/or content, 0.187871578 units of LME will be accounted for.
(b)	For each unit of Lithium Hydroxide anhydride sold, regardless of its quality and/or content, 0.289832681 units of LME will be accounted for.
(c)	For each unit of Lithium Hydroxide monohydrate sold, regardless of its quality and/or content, 0.165405650 units of LME will be accounted for.
(d)	For each unit of lithium sulfate monohydrate sold, regardless of its quality and/or content, 0.108488892 units of LME will be accounted for.

In the event that the Company decides to produce and commercialize Lithium Chloride, the following values and expressions are considered:

(e)	For each unit of Lithium Chloride sold, regardless of its quality and/or content, 0.163725998 units of LME will be accounted for.

In the event that the Company decides to convert lithium sulfate into Lithium Products, the following conversion factors are considered:

(f)	1 Mt of lithium sulfate = 0.513935844 Mt of Lithium Carbonate
(g)	1 Mt of lithium sulfate = 0.583736247 Mt of Lithium Hydroxide

In the event that the Company decides to convert Lithium Carbonate into Lithium Hydroxide, the following conversion factors are considered:

(h)	1 Mt of Lithium Carbonate = 1 Mt of Lithium Hydroxide

ANNEX 11

THEORETICAL ANNUAL PRODUCTION CAPACITY FOR PREFERENTIAL LITHIUM PRICES

	Ton Li2CO3		LCE	Ton LiOH		Total
	Existing Plant		Mt LCE	Existing Plant		Production
Year	New quota	Original Quota	Expansion 1	New Quota	Original Quota	Mt
2019	52,500	-	-	13,500	-	66,000
2020	52,500	-	-	13,500	-	66,000
2021	52,500	-	25,800	13,500	-	91,800
2022	52,500	-	50,000	13,500	-	116,000
2023	52,500	-	50,000	13,500	-	116,000
2024	3,500	49,000	50,000	13,500	-	116,000
2025	3,500	49,000	50,000	13,500	-	116,000
2026	3,500	49,000	50,000	13,500	-	116,000
2027	3,000	49,500	50,000	13,500	-	116,000
2028	3,000	49,500	50,000	13,500	-	116,000
2029	3,000	49,500	50,000	13,500	-	116,000
2030	3,000	49,500	50,000	13,500	-	116,000
	285,000	345,000	475,800	162,000	-	1,267,800

Notes:

For Expansion 1 and only once the Lithium Hydroxide and/or Lithium Carbonate production plans for this capacity are defined, the incremental percentages will be applied according to the preferential pricing scheme.

For the Additional Quota and Efficiency Quota, only once the Lithium Hydroxide and/or Lithium Carbonate production plans are defined for the theoretical capacities associated with these quotas, will the incremental percentages be applied according to the preferential pricing scheme.

In the event that the existing plants experience variations in the production volumes of Lithium Hydroxide, the new theoretical volumes will be those that will govern for purposes of the Preferential Price for Specialized Producers.

ANNEX 12

TOTAL R&D CONTRIBUTION

	R&D Contribution	Contribution to specific R&D use	Total R&D contribution
	90%	10%	Total
Year	US$	US$	US$
2018	9,694,080	1,077,120	10,771,200 (1)
2019	9,694,080	1,077,120	10,771,200
2020	9,694,080	1,077,120	10,771,200
2021	13,483,584	1,498,176	14,981,760
2022	17,038,080	1,893,120	18,931,200
2023	17,038,080	1,893,120	18,931,200
2024	17,038,080	1,893,120	18,931,200
2025	17,038,080	1,893,120	18,931,200
2026	17,038,080	1,893,120	18,931,200
2027	17,038,080	1,893,120	18,931,200
2028	17,038,080	1,893,120	18,931,200
2029	17,038,080	1,893,120	18,931,200
2030	17,038,080	1,893,120	18,931,200
			217,676,160

(1)	Payment is on an annual basis, according to the proportional number of months of the Term of the Agreement.